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                                                                 Exhibit (5)(b)
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ANNUITY SERVICE CHANGE REQUEST
                                                   MAILING ADDRESS:
  [LOGO]AMERICAN GENERAL                           Annuity Administration
       Life Companies                              PO Box 1277 (DPEN)
                                                   Wilmington, DE 19899-1277

Annuity Administration                             OVERNIGHT MAILING
Customer Service                                   ADDRESS:
Toll Free No: 1-877-299-1724                       Annuity Administration
Fax No: 302-427-8951                               405 King Street - 4th Floor
Email: immediateannuity@americangeneral.com        Wilmington, DE 19801

               CONTRACT                ________________________________________________________________________
            IDENTIFICATION             Contract Number      Annuitant First Name      Annuitant Last Name

[_]           CHANGE OF            1.  [_] Mailing Address [_]Payment Address (ONLY if different                Effective Date
               ADDRESS                 from mailing address)                                                    of Change:
                                                                                                                _____________

                                       ----------------------------------------------------------------------------------------
            (PLEASE PRINT)             Street                                                      Apt.

                                       ----------------------------------------------------------------------------------------
                                       City                            ST                          Zip Code

[_]          LEGAL CHANGE          2.  CHANGE NAME OF: [_] ANNUITANT [_] JOINT ANNUITANT [_] OWNER [_] JOINT
               IN NAME                 OWNER [_] BENEFICIARY

            (PLEASE PRINT)             ______________________________________________________________________________
                                       From
     Complete this section if the
        name of the Annuitant,         ____________________________________________________________________________
       Joint Annuitant, Owner,         To
     Joint Owner, or Beneficiary
             has changed.              __________________________________________________________________________
                                       Reason

                                       COPIES OF SUPPORTING LEGAL DOCUMENTS ARE REQUIRED: E.G., MARRIAGE
                                       CERTIFICATE, VALID DRIVER'S LICENSE, COURT ORDER OR DIVORCE DECREE.

                                       (Please note, this does not change the Annuitant, Joint Annuitant, Owner,
                                       Joint Owner, or Beneficiary designation)
[_]          BENEFICIARY           3.   DESIGNATION                     NAME        ADDRESS        SOCIAL SECURITY        %
               CHANGE                                                                                  NUMBER
                                       --------------                 ------      --------------   ------------------   ---
        Please complete this
     section if you are receiving      [_] PRIMARY
     benefits with a guaranteed        [_]CONTINGENT
        period or cash refund          ----------------------------------------------------------------------------------------
               option.
                                       [_] PRIMARY
                                       [_]CONTINGENT
                                       ----------------------------------------------------------------------------------------

[_]           ELECTRONIC           4.  I hereby authorize the company to initiate credit entries to my checking/
            FUNDS TRANSFER             savings account indicated below and the repository financial institution named below to credit the payment to such an account (if assistance is needed, please contact your financial organization):

       Complete this section if        Name of Financial Institution: _________________________________________________________
         you would like your
      annuity payments directly        Street Address: _______________________________________________________________
      deposited into a checking
         or savings account.           City, State, Zip Code: ______________________________________________________________

                                       Name(s) on Account (Payee): __________________________________________________________

                                       Account Number and Type: ______________________________________________  [_]Checking
                                                                                                                  [_]Savings

                                       9-Digit Bank ABA Routing/Transit Number    |  |  |  |  |  |  |  |  |  |

                                       Please provide a voided check or bank generated document containing both the routing and account numbers to ensure we credit your funds to the correct account. I authorize the company to correct any overpayments credited to my account during or after my lifetime. I authorize and direct the bank designated above to debit the account and to refund any such overpayment to the company. This authorization will remain in effect for not more than 30 days following receipt by the company of my written revocation.
[_]           TERMINATE            5.  [_] Please discontinue the electronic funds transfer of my annuity payment
              ELECTRONIC               and mail the check to the address listed below:
                FUNDS
               TRANSFER


                                       ----------------------------------------------------------------------------------------
       Complete this section if        Street                                             Apt
          you would like to
       discontinue your direct
     deposit and receive a paper
                check.                 ----------------------------------------------------------------------------------------
                                       City                           State                        Zip Code
[_]         AUTHORIZATION          6.  I (or we, if Joint Annuitants) hereby authorize American General Life
            FOR TELEPHONE              Insurance Company of Delaware or The United States Life Insurance
             TRANSACTIONS              Company in the City of New York, hereafter referred to as the Company, to act on telephone instructions, if elected, to transfer values among the
                                       Variable Divisions and Fixed Account.

       Complete this section if        The Company will not be responsible for any claim, loss, or expense based
        you are requesting or          upon telephone instructions received and acted on in good faith, including
          revoking telephone           losses due to telephone communication errors. The Company's liability for
      privileges for transfers.        erroneous transfers, unless clearly contrary to the instructions received, will be limited to correction of the allocations on a current basis. If an error, objection, or other claim arises due
                                       to a telephone instruction, I will notify the Company in writing within five working days from receipt of confirmation of the transaction. I understand that this authorization is subject to the terms and provisions of my variable annuity contract and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by the Company.

                                       _______ Initial here to AUTHORIZE telephone privileges.

                                       _______ Initial here to REVOKE telephone privilege authorization.

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
[_]       TRANSFER       7.  Please choose one of the below transfer programs.
          PROGRAMS
                             NOTE: DOLLAR COST AVERAGING AND AUTOMATIC REBALANCE CAN NOT BE USED IN
                             CONJUNCTION WITH EACH OTHER.
          ONE TIME       [_] . Restrictions on Subaccount Transfers are shown in the Contract and
         SUBACCOUNT            Contract Information pages.
          TRANSFER           . You may make 12 free transfers during a Contract Year. A $10 transfer charge may be imposed on each subsequent transfer.
                             . Transfers are a dollar amount or percentage of your current periodic payment and must be in whole dollars or whole percentages.

                             CIRCLE (+) FOR TRANSFERS INTO A FUND OR (-) FOR TRANSFER OUT OF A FUND
         AUTOMATIC       [_] This transfer program allows you to automatically rebalance your investment
        REBALANCING          options on one of the below frequencies. Choose from the investment options below. Specify the percentage of your current periodic payment to be changed and the frequency you would like it to be rebalanced.

                             Indicate frequency : [_] Monthly   [_] Quarterly   [_] Semi-Annually   [_]
                             Annually

                             __________ Initial here to REVOKE Automatic Rebalancing election.
        DOLLAR COST      [_] A portion of your current periodic payment can be systematically transferred from
         AVERAGING           any one investment option and directed to one or more of the investment options
           (DCA)             below. The minimum amount of your current periodic payment that can be transferred is $50 and must be in whole dollars. The FIXED ACCOUNT is not available for DCA. Please refer to the prospectus for more information on the
                             DCA option.

                             Day of the month for transfers __________ (Chose day of the month between 1 -
                             27)

                             Frequency of transfers: [_] Monthly [_] Quarterly [_] Semi-Annually [_] Annually

                             DCA to be made from the following investment option: ______________________

                             Transfer: $ __________________________________ ($50 minimum, whole dollars only)
     AUTOMATIC VARIABLE  [_] A portion of your payment will be automatically reallocated from variable to
      TO FIXED PAYMENT       fixed on the start date you selected and will reoccur annually on that date until
         LADDERING           your payment is 100% fixed. You choose the number of years over which the transfer from variable to fixed is to occur.

                             REMINDER: Once a portion of your payment is placed into the fixed account it cannot be transferred back to variable.
                             Select date for the transfer to occur (month, day, year) ______ (day between 1 -
                             27 only. If the date you select falls on a holiday or weekend, the transfer will occur on the next business day)

                             Select how long the transfer period will last:
                             [_] 5 to fixed-A portion of your variable payment will be reallocated to fixed annually, with your variable payment becoming 100% fixed at the end of five years.
                             [_] 10 to fixed - A portion of your variable payment will be reallocated to fixed annually, with your variable payment becoming 100% fixed at the end of ten years.
                             [_] 15 to fixed - A portion of your variable payment will be reallocated to fixed annually, with your variable payment becoming 100% fixed at the end of fifteen years.
                             [_] 20 to fixed - A portion of your variable payment will be reallocated to fixed annually, with your variable payment becoming 100% fixed at the end of twenty years.
                             [_] Custom - A portion of your variable payment will be reallocated to fixed annually, with your variable payment becoming 100% fixed at the end of
                             ______ years (period cannot exceed 50 years).


                                              $              ADDITIONAL INVESTMENT OPTIONS FOR CONTRACT OWNERS    $
Investment Options for All Contract Owners  Amount  Percent  USING QUALIFIED (PRE-TAX) ASSETS                   Amount  Percent
------------------------------------------  ------  -------  -------------------------------------------------- ------  -------
Vanguard(R) VIF Balanced Portfolio  (+) (-)                  Vanguard(R) Total                           (-)
                                                             International Stock Index Fund**
Vanguard(R) VIF Capital             (+) (-)                  Vanguard(R) Health Care Fund**              (-)
Growth Portfolio
Vanguard(R) VIF Diversified         (+) (-)                  Vanguard(R) Dividend                 (+)    (-)
Value Portfolio                                              Growth Fund
Vanguard(R) VIF Equity Income       (+) (-)                  Vanguard(R) GNMA Fund                (+)    (-)
Portfolio
Vanguard(R) VIF Equity Index        (+) (-)                  Vanguard(R) Inflation-Protected      (+)    (-)
Portfolio                                                    Securities Fund
Vanguard(R) VIF Growth Portfolio    (+) (-)                  Vanguard(R) LifeStrategy(R)          (+)    (-)
                                                             Conservative Growth Fund
Vanguard(R) VIF High Yield          (+) (-)                  Vanguard(R) LifeStrategy(R)          (+)    (-)
Bond Portfolio                                               Income Fund
Vanguard(R) VIF International       (+) (-)                  Vanguard(R) LifeStrategy(R)          (+)    (-)
Portfolio                                                    Moderate Growth Fund
Vanguard(R) VIF Mid-Cap Index       (+) (-)                  Vanguard(R) LifeStrategy(R)          (+)    (-)
Portfolio                                                    Growth Fund
Vanguard(R) VIF Money Market        (+) (-)
Portfolio
Vanguard(R) VIF REIT Index          (+) (-)
Portfolio
Vanguard(R) VIF Short-Term          (+) (-)
Investment Grade Portfolio
Vanguard(R) VIF Small               (+) (-)
Company Growth Portfolio
Vanguard(R) VIF Total Bond          (+) (-)
Market Index Portfolio
Vanguard(R) VIF Total Stock         (+) (-)
Market Index Portfolio


** This fund is no longer available for new investments.

CERTIFICATION
Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: a) I am exempt from backup withholding, or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

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Annuitant Signature     Joint Annuitant Signature (if applicable)        Date

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Email Address              Daytime Telephone Number

THIS TRANSACTION MAY NOT BE PROCESSED UNLESS THE ABOVE SIGNATURE SECTION IS COMPLETED IN FULL.

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